UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03591

CALVERT VARIABLE SERIES, INC.
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)

(202) 238-2200
(Registrant’s Telephone Number)

December 31
Date of Fiscal Year End

December 31, 2017
Date of Reporting Period

Item 1. Reports to Stockholders

Calvert VP SRI Balanced Portfolio
Calvert VP SRI Mid Cap Portfolio

Calvert VP SRI Balanced Portfolio
Annual Report December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

References to the “Portfolio” or the “Fund” herein refer to the Calvert VP SRI Balanced Portfolio.

TABLE OF CONTENTS

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Federal Tax Information
39	Management and Organization
41	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

U.S. stock markets moved steadily higher over the 12-month period ended December 31, 2017 due to an extended rally that began with President Trump’s election victory. Strong global economic growth and rising corporate profits helped drive market gains.

When the period began, U.S. stock markets were on the upswing following the U.S. election outcome in November 2016. Those markets slipped in March 2017, as the failure of the President’s health care bill in Congress raised concerns about prospects for the rest of the administration’s economic policy agenda, including tax reform and infrastructure spending. But U.S. stock markets, backed by positive economic reports, quickly regained their upward momentum. Citing the strengthening economy, the U.S. Federal Reserve (the Fed) raised its benchmark interest rate in March 2017 and again in June 2017.

U.S. equity markets briefly retreated in August 2017 amid the North Korea stand-off and the devastation left by Hurricane Harvey in Texas. Those markets soon rebounded, however, with major U.S. indexes reaching multiple record highs in the final three months of the period ended December 31, 2017. Investors anticipated and then cheered passage of the Republican tax reform package championed by President Trump. Deep cuts in the corporate tax rate, a key element of the tax bill, raised expectations for higher corporate earnings. In December, the Fed increased interest rates for the third and final time in 2017. As with the two previous rate hikes, investors took the announcement in stride and continued to push domestic stock prices higher. In terms of economic sectors, information technology and financials led the U.S. market’s advance during the period ended December 31, 2017.

For the 12-month period ended December 31, 2017, all major U.S. stock indexes recorded double-digit returns. The blue-chip Dow Jones Industrial Average[2] rose 28.11%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 21.83%. The technology-laden NASDAQ Composite Index delivered a 29.64% gain. Large-cap U.S. stocks, as measured by the S&P 500 Index, outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks outpaced value stocks within both the large- and small-cap categories, as measured by the Russell growth and value indexes.

On the fixed-income side, despite three Fed interest rate hikes and positive U.S. economic data, U.S. Treasury bond yields ended the 12-month period essentially where they began. The strengthening economy and persistently low Treasury yields fueled demand for investment-grade corporate bonds. Consequently, credit spreads - the yield difference between corporate bonds and U.S. Treasurys of similar maturities - tightened, driving bond prices higher.

For the 12-month period, U.S. investment-grade fixed-income securities, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a 3.54% total return, underperforming their lower-quality, higher-yielding counterparts, which returned 7.48% for the period, as measured by the ICE BofAML U.S. High Yield Index.

Fund Performance

For the 12-month period ended December 31, 2017, the Calvert VP SRI Balanced Portfolio (the Portfolio) returned 12.16% for Class I shares at net asset value (NAV), underperforming its primary benchmark, the Russell 1000® Index (the Index), which returned 21.69% for the period. The Portfolio also underperformed the 14.13% return of its blended benchmark, consisting of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the Balanced Composite Benchmark), a mix of market indexes that more closely reflects the Portfolio’s asset allocation strategy.

Stock selection in the health care, industrials and consumer discretionary sectors detracted from the Portfolio’s performance relative to the Index, while the fixed-income portion of the Portfolio contributed to overall performance relative to the Index. Stock selection in consumer staples and financials, one of the strongest-performing Index sectors during the period, was also a significant contributor.

Advance Auto Parts, Inc., an automotive aftermarket-parts retailer in the consumer discretionary sector, was one of the Portfolio’s biggest detractors to performance relative to the Index. Its share price fell during the period, as the company failed to meet earnings expectations and several sell-side analysts expressed skepticism that its turnaround efforts would be successful. Advance Auto Parts was sold during the period.

Newell Brands, Inc., a household products manufacturer in the consumer staples sector, was another major individual detractor. Its shares dropped sharply during the period after it reported third-quarter earnings that were below analysts’ expectations and lowered its outlook for 2018. A weak back-to-school season and reductions in its appliance inventory weighed on the company’s results.

First American Financial Corp., an insurer of residential and commercial real estate, was one of the leading individual performance contributors within the equity portion of the Portfolio. Home sales maintained a steady pace throughout the 12-month period, which investors believed was likely to continue amid solid macroeconomic and employment trends. First American Financial also had strong year-over-year growth in open title insurance orders, reflecting momentum in the housing market.

Performance Food Group Co., one of the largest food distributors, was also a notable contributor to performance relative to the Index. Despite increased competition during the period, the company reported stronger-than-expected revenues and earnings. It further benefited from its leading position in snacks and beverages, along with new channels it established in dollar stores.

The fixed-income portion of the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the 12-month period ended December 31, 2017. Within fixed-income, sector allocation contributed significantly to performance relative to the benchmark. The Portfolio’s overweight positions in asset-backed securities and investment-grade corporates were particularly beneficial. Underweight positions in mortgage-backed securities and U.S. Treasurys also helped performance relative to the benchmark.

However, yield-curve positioning within the fixed-income portion of the Portfolio detracted from performance relative to the benchmark. As longer-term yields fell during the 12-month period ended December 31, 2017, the Portfolio’s duration,[6] averaging about 0.6 years less than that of the Bloomberg Barclays U.S. Aggregate Bond Index, had a negative impact on performance relative to the benchmark.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA, Brian S. Ellis, CFA, Christopher Madden, CFA, Jade Huang, and Charles B. Gaffney, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	09/02/1986	09/02/1986	12.16%	8.84%	5.45%
Class F at NAV	10/18/2013	09/02/1986	11.01	8.44	5.26

Russell 1000® Index	—	—	21.69%	15.70%	8.59%
Balanced Composite Benchmark	—	—	14.13	10.21	7.05

% Total Annual Operating Expense Ratios[4]				Class I	Class F
Gross				0.70%	1.36%
Net				0.70	1.07

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2007	$16,705	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

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FUND PROFILE

ASSET ALLOCATION (% of total investments)[5]

Equity	61.4%
Fixed-Income	37.7%
Time Deposit	0.9%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. The Balanced Composite Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, rebalanced monthly. Prior to 11/1/15, the fixed income component was the Bloomberg Barclays U.S. Credit Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective December 31, 2016, Calvert Research and Management (“CRM”) became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

[3]
There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4] Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5] Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]  Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

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FUND EXPENSES
Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE (7/1/17)	ENDING ACCOUNT VALUE (12/31/17)	EXPENSES PAID DURING PERIOD* (7/1/17 - 12/31/17)	ANNUALIZED EXPENSE RATIO
Actual
Class I	$1,000.00	$1,064.50	$3.59**	0.69%
Class F	$1,000.00	$1,059.20	$5.55**	1.07%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,021.73	$3.52**	0.69%
Class F	$1,000.00	$1,019.81	$5.45**	1.07%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017. Expenses shown do not include insurance-related charges.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

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CALVERT VP SRI BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 61.3%

Aerospace & Defense - 0.8%
CAE, Inc.	146,668	2,724,501

Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	32,884	2,929,636

Auto Components - 0.8%
Aptiv plc	24,381	2,068,240
Delphi Technologies plc *	8,127	426,424
		2,494,664

Banks - 4.0%
Bank of America Corp.	179,600	5,301,792
Citigroup, Inc.	21,164	1,574,813
KeyCorp	108,530	2,189,050
US Bancorp	76,343	4,090,458
		13,156,113

Beverages - 1.2%
PepsiCo, Inc.	32,056	3,844,155

Biotechnology - 2.1%
AbbVie, Inc.	10,500	1,015,455
Alexion Pharmaceuticals, Inc. *	4,100	490,319
Biogen, Inc. *	3,247	1,034,397
Celgene Corp. *	14,182	1,480,034
Gilead Sciences, Inc.	22,905	1,640,914
Incyte Corp. *	4,775	452,240
Vertex Pharmaceuticals, Inc. *	5,086	762,188
		6,875,547

Capital Markets - 0.6%
Cboe Global Markets, Inc.	17,000	2,118,030

Commercial Services & Supplies - 1.1%
Deluxe Corp.	46,715	3,589,581

Communications Equipment - 0.5%
Cisco Systems, Inc.	39,600	1,516,680

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Consumer Finance - 1.3%
Ally Financial, Inc.	81,700	2,382,372
OneMain Holdings, Inc. *	71,100	1,847,889
		4,230,261

Containers & Packaging - 1.4%
Ball Corp.	62,268	2,356,844
Sealed Air Corp. (a)	43,400	2,139,620
		4,496,464

Diversified Consumer Services - 0.5%
Bright Horizons Family Solutions, Inc. *	17,254	1,621,876

Diversified Telecommunication Services - 1.4%
Verizon Communications, Inc.	90,345	4,781,961

Electrical Equipment - 0.8%
AMETEK, Inc.	36,200	2,623,414

Energy Equipment & Services - 3.0%
Core Laboratories NV (a)	24,200	2,651,110
National Oilwell Varco, Inc.	67,971	2,448,316
Oceaneering International, Inc.	57,753	1,220,898
TechnipFMC plc	85,745	2,684,676
US Silica Holdings, Inc. (a)	33,220	1,081,643
		10,086,643

Equity Real Estate Investment Trusts (REITs) - 2.2%
CubeSmart	73,277	2,119,171
Equity Residential	46,050	2,936,608
Extra Space Storage, Inc.	23,700	2,072,565
		7,128,344

Food & Staples Retailing - 2.0%
Performance Food Group Co. *	107,485	3,557,753
US Foods Holding Corp. *	94,800	3,026,964
		6,584,717

Food Products - 1.8%
Mondelez International, Inc., Class A	72,812	3,116,354
Pinnacle Foods, Inc.	46,792	2,782,720
		5,899,074

Health Care Equipment & Supplies - 0.7%
Danaher Corp.	26,700	2,478,294

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Health Care Providers & Services - 1.5%
Chemed Corp.	5,700	1,385,214
Humana, Inc.	14,400	3,572,208
		4,957,422

Household Durables - 1.0%
Newell Brands, Inc.	104,782	3,237,764

Household Products - 0.7%
Colgate-Palmolive Co.	28,600	2,157,870

Independent Power and Renewable Electricity Producers - 0.6%
NextEra Energy Partners LP	47,756	2,058,761

Industrial Conglomerates - 0.9%
3M Co.	13,119	3,087,819

Insurance - 2.9%
American Financial Group, Inc.	19,383	2,103,831
Chubb Ltd.	24,106	3,522,610
First American Financial Corp.	73,101	4,096,580
		9,723,021

Internet & Direct Marketing Retail - 1.1%
Amazon.com, Inc. *	3,179	3,717,745

Internet Software & Services - 4.3%
Alphabet, Inc., Class C *	5,365	5,613,936
Facebook, Inc., Class A *	35,731	6,305,092
GoDaddy, Inc., Class A *	21,200	1,065,936
Twitter, Inc. *	51,500	1,236,515
		14,221,479

IT Services - 2.1%
Amdocs Ltd.	49,308	3,228,688
Cognizant Technology Solutions Corp., Class A	39,300	2,791,086
International Business Machines Corp.	6,800	1,043,256
		7,063,030

Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc.	8,618	1,636,386

Media - 2.8%
Interpublic Group of Cos., Inc. (The)	91,000	1,834,560
Time Warner, Inc.	22,606	2,067,771
Walt Disney Co. (The)	49,923	5,367,221
		9,269,552

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Metals & Mining - 0.6%
Reliance Steel & Aluminum Co.	25,141	2,156,846

Multi-Utilities - 1.2%
CMS Energy Corp.	34,485	1,631,141
Sempra Energy	22,908	2,449,323
		4,080,464

Pharmaceuticals - 3.3%
Jazz Pharmaceuticals plc *	13,477	1,814,678
Johnson & Johnson	37,490	5,238,103
Pfizer, Inc.	103,313	3,741,997
		10,794,778

Professional Services - 0.6%
Dun & Bradstreet Corp. (The)	17,700	2,095,857

Road & Rail - 0.7%
Kansas City Southern	20,500	2,157,010

Semiconductors & Semiconductor Equipment - 2.4%
Broadcom Ltd.	3,271	840,320
Intel Corp.	54,565	2,518,720
QUALCOMM, Inc.	26,700	1,709,334
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	37,700	1,494,805
Texas Instruments, Inc.	13,851	1,446,599
		8,009,778

Software - 2.0%
Adobe Systems, Inc. *	15,563	2,727,260
Intuit, Inc.	9,652	1,522,893
Microsoft Corp.	27,093	2,317,535
		6,567,688

Specialty Retail - 1.3%
Home Depot, Inc. (The)	21,900	4,150,707

Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	41,072	6,950,614
HP, Inc.	140,900	2,960,309
		9,910,923

Textiles, Apparel & Luxury Goods - 0.7%
lululemon athletica, inc. *	29,400	2,310,546

Total Common Stocks (Cost $177,239,543)		202,545,401

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	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 19.0%
Basic Materials - 0.2%
Sherwin-Williams Co. (The), 2.25%, 5/15/20	600,000	598,297

Communications - 2.0%
AT&T, Inc.:
2.303%, (3 mo. USD LIBOR + 0.89%), 2/14/23 (b)	704,000	709,997
3.40%, 8/14/24	167,000	168,062
3.80%, 3/15/22	380,000	393,058
3.80%, 3/1/24	255,000	261,444
4.10%, 2/15/28 (c)	700,000	703,523
4.125%, 2/17/26	920,000	942,371
4.25%, 3/1/27	70,000	71,472
4.75%, 5/15/46	320,000	313,910
CBS Corp., 2.90%, 1/15/27	290,000	271,325
Comcast Corp., 3.20%, 7/15/36	480,000	457,032
Crown Castle Towers LLC, 3.663%, 5/15/25 (c)	250,000	254,898
NBCUniversal Media LLC, 4.45%, 1/15/43	200,000	218,562
Telefonica Emisiones SAU, 3.192%, 4/27/18	400,000	401,452
Time Warner, Inc., 4.90%, 6/15/42	300,000	313,380
Verizon Communications, Inc.:
1.75%, 8/15/21	265,000	258,079
2.45%, 11/1/22	305,000	299,264
3.50%, 11/1/24	490,000	499,407
		6,537,236

Consumer, Cyclical - 2.9%
American Airlines Pass-Through Trust:
4.40%, 3/22/25	376,732	385,359
Series B, 5.25%, 7/15/25	302,211	319,391
Series B, 5.60%, 1/15/22 (c)	310,568	322,106
Series B, 7.00%, 7/31/19 (c)	368,871	370,715
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	100,000	105,750
CVS Pass-Through Trust, 6.036%, 12/10/28	459,663	511,590
Delta Air Lines Pass-Through Trust, Series 1A, 6.20%, 1/2/20	97,991	99,705
Ford Motor Credit Co. LLC:
2.262%, 3/28/19	250,000	249,681
2.321%, (3 mo. USD LIBOR + 0.93%), 11/4/19 (b)	400,000	403,778
2.339%, (3 mo. USD LIBOR + 0.79%), 6/12/20 (b)	220,000	221,519
2.875%, 10/1/18	1,191,000	1,198,223
2.979%, 8/3/22	1,390,000	1,386,387
Home Depot, Inc. (The), 4.20%, 4/1/43	400,000	441,221
Latam Airlines Pass-Through Trust, 4.20%, 8/15/29	224,541	227,628
New Albertsons, Inc., 7.75%, 6/15/26	25,000	22,563

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	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Newell Brands, Inc., 3.85%, 4/1/23	275,000	284,846
Nordstrom, Inc.:
4.00%, 3/15/27 (a)	240,000	239,489
5.00%, 1/15/44	247,000	238,786
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (c)	285,768	288,983
Starbucks Corp., 2.45%, 6/15/26	250,000	241,205
Tapestry, Inc., 4.125%, 7/15/27	450,000	454,164
Virgin Australia Pass-Through Trust:
5.00%, 4/23/25 (c)	87,444	91,160
6.00%, 4/23/22 (c)	197,199	202,375
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	270,000	267,403
Whirlpool Corp.:
3.70%, 3/1/23	400,000	410,882
3.70%, 5/1/25	200,000	206,334
Wyndham Worldwide Corp.:
4.15%, 4/1/24	155,000	155,902
4.50%, 4/1/27	89,000	90,581
		9,437,726

Consumer, Non-cyclical - 1.2%
Amgen, Inc., 4.663%, 6/15/51	447,000	501,690
Becton Dickinson and Co.:
2.404%, 6/5/20	231,000	229,867
2.894%, 6/6/22	231,000	229,763
3.363%, 6/6/24	360,000	361,434
3.70%, 6/6/27	300,000	302,812
Ecolab, Inc.:
2.375%, 8/10/22	600,000	593,852
3.25%, 12/1/27 (c)	100,000	100,233
3.95%, 12/1/47 (c)	77,000	78,978
Grupo Bimbo SAB de CV, 4.875%, 6/27/44 (c)	300,000	312,283
Kaiser Foundation Hospitals, 3.15%, 5/1/27	437,000	437,809
Kraft Heinz Foods Co., 5.20%, 7/15/45	300,000	330,972
Life Technologies Corp., 6.00%, 3/1/20	300,000	321,231
Massachusetts Institute of Technology, 3.959%, 7/1/38	200,000	220,829
MEDNAX, Inc., 5.25%, 12/1/23 (c)	75,000	76,500
		4,098,253

Energy - 0.0% (d)
Oceaneering International, Inc., 4.65%, 11/15/24	100,000	97,412

Financial - 8.6%
Ally Financial, Inc.:
3.25%, 2/13/18	800,000	800,800
3.25%, 11/5/18	750,000	752,812
3.60%, 5/21/18	695,000	697,954

12 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
American Tower Corp.:
3.375%, 10/15/26	300,000	295,219
3.45%, 9/15/21	285,000	291,516
ANZ New Zealand International Ltd., 2.20%, 7/17/20 (c)	271,000	269,530
Banco Santander S.A.:
2.552%, (3 mo. USD LIBOR + 1.09%), 2/23/23 (b)	200,000	201,370
3.125%, 2/23/23	409,000	407,339
Bank Nederlandse Gemeenten NV, 2.125%, 12/14/20 (c)	350,000	348,967
Bank of America Corp.:
1.95%, 5/12/18	670,000	670,086
2.023%, (3 mo. USD LIBOR + 0.66%), 7/21/21 (b)	145,000	145,743
2.543%, (3 mo. USD LIBOR + 1.18%), 10/21/22 (b)	398,000	406,079
3.419% to 12/20/27, 12/20/28 (c)(e)	884,000	885,030
3.593% to 7/21/27, 7/21/28 (a)(e)	690,000	701,992
3.824% to 1/20/27, 1/20/28 (e)	1,385,000	1,433,842
Capital One Bank, 2.25%, 2/13/19	200,000	199,778
Capital One Financial Corp.:
2.50%, 5/12/20	293,000	292,782
3.30%, 10/30/24	209,000	208,511
3.75%, 7/28/26	335,000	334,110
4.20%, 10/29/25	300,000	309,080
Capital One NA:
2.35%, 8/17/18	340,000	340,575
2.65%, 8/8/22	295,000	292,186
CBL & Associates LP, 5.95%, 12/15/26	305,000	284,143
Citigroup, Inc.:
1.70%, 4/27/18	840,000	839,228
2.315%, (3 mo. USD LIBOR + 0.95%), 7/24/23 (b)	150,000	151,321
2.593%, (3 mo. USD LIBOR + 1.07%), 12/8/21 (b)	150,000	152,499
2.65%, 10/26/20	440,000	441,738
2.75%, 4/25/22	370,000	369,579
3.887% to 1/10/27, 1/10/28 (e)	1,735,000	1,797,411
Citizens Bank NA:
2.25%, 3/2/20	250,000	248,926
2.55%, 5/13/21	200,000	199,400
Citizens Financial Group, Inc.:
2.375%, 7/28/21	170,000	167,900
5.158% to 6/29/18, 6/29/23 (e)	590,000	597,698
Commonwealth Bank of Australia, 2.50%, 9/18/22 (c)	270,000	267,098
Credit Acceptance Corp.:
6.125%, 2/15/21	120,000	121,800
7.375%, 3/15/23	240,000	252,600
Crown Castle International Corp.:
3.20%, 9/1/24	118,000	116,924
3.65%, 9/1/27	209,000	208,848
DDR Corp., 3.625%, 2/1/25	300,000	295,481

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Digital Realty Trust LP:
3.95%, 7/1/22	360,000	376,407
4.75%, 10/1/25	260,000	283,048
Discover Financial Services:
3.85%, 11/21/22	500,000	514,071
3.95%, 11/6/24	200,000	204,549
EPR Properties, 4.50%, 6/1/27	375,000	377,733
Goldman Sachs Group, Inc. (The):
2.365%, (3 mo. USD LIBOR + 1.00%), 7/24/23 (b)	105,000	105,970
2.405%, (3 mo. USD LIBOR + 0.73%), 12/27/20 (b)	310,000	311,231
2.876% to 10/31/21, 10/31/22 (e)	53,000	52,871
2.905% to 7/24/22, 7/24/23 (e)	488,000	485,043
2.908% to 6/5/22, 6/5/23 (e)	1,000,000	994,249
3.691% to 6/5/27, 6/5/28 (e)	35,000	35,538
ING Bank NV, 2.00%, 11/26/18 (c)	450,000	449,831
International Finance Corp., 1.75%, 3/30/20	320,000	318,008
Morgan Stanley:
2.213%, (3 mo. USD LIBOR + 0.80%), 2/14/20 (b)	140,000	140,581
2.293%, (3 mo. USD LIBOR + 0.93%), 7/22/22 (b)	105,000	105,897
2.765%, (3 mo. USD LIBOR + 1.40%), 10/24/23 (b)	260,000	267,576
2.80%, 6/16/20	1,000,000	1,009,553
3.591% to 7/22/27, 7/22/28 (e)	1,200,000	1,212,147
4.00%, 7/23/25	325,000	340,543
4.875%, 11/1/22	260,000	280,239
Nationwide Building Society, 2.35%, 1/21/20 (c)	400,000	399,846
OneMain Financial Holdings LLC, 6.75%, 12/15/19 (c)	75,000	77,497
PNC Bank NA, 2.70%, 11/1/22	500,000	497,808
Prudential Financial, Inc., 8.875% to 6/15/18, 6/15/38 (e)	350,000	360,412
Regions Financial Corp., 2.75%, 8/14/22	159,000	158,650
SBA Communications Corp., 4.00%, 10/1/22 (c)	50,000	50,312
Synchrony Financial:
2.615%, (3 mo. USD LIBOR + 1.23%), 2/3/20 (b)	90,000	91,294
3.00%, 8/15/19	557,000	561,029
Synovus Financial Corp., 3.125%, 11/1/22	156,000	154,900
Toronto-Dominion Bank (The):
1.75%, 7/23/18	450,000	449,670
1.85%, 9/11/20	1,000,000	989,261
VFH Parent LLC / Orchestra Co-Issuer, Inc., 6.75%, 6/15/22 (c)	31,000	32,705
		28,486,364

Government - 0.3%
International Bank for Reconstruction & Development, 1.005%, 10/1/18	300,000	298,145
International Finance Corp., 2.00%, 10/24/22	600,000	591,812
		889,957

14 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Industrial - 0.9%
Carlisle Cos., Inc., 3.50%, 12/1/24	182,000	183,670
Johnson Controls International plc, 4.625%, 7/2/44	225,000	248,587
Masco Corp.:
3.50%, 11/15/27	210,000	207,389
4.45%, 4/1/25	100,000	106,530
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (c)	375,000	382,326
SBA Tower Trust:
2.24%, 4/9/43 (c)	220,000	220,044
2.877%, 7/10/46 (c)	300,000	297,945
3.722%, 4/9/48 (c)	660,000	668,123
SMBC Aviation Capital Finance DAC:
2.65%, 7/15/21 (c)	260,000	255,889
3.00%, 7/15/22 (c)	233,000	230,955
		2,801,458

Technology - 2.5%
Apple, Inc.:
3.00%, 6/20/27	417,000	415,555
3.25%, 2/23/26	175,000	178,739
Broadridge Financial Solutions, Inc., 3.95%, 9/1/20	205,000	212,571
CA, Inc., 3.60%, 8/15/22	500,000	507,389
Dell International LLC / EMC Corp.:
3.48%, 6/1/19 (c)	1,310,000	1,326,749
4.42%, 6/15/21 (c)	850,000	886,323
DXC Technology Co.:
2.431%, (3 mo. USD LIBOR + 0.95%), 3/1/21 (b)	300,000	300,762
2.875%, 3/27/20	139,000	139,743
EMC Corp., 1.875%, 6/1/18	755,000	751,467
Hewlett Packard Enterprise Co., 2.85%, 10/5/18	870,000	874,351
Microsoft Corp.:
2.40%, 8/8/26	285,000	275,084
4.45%, 11/3/45	250,000	293,486
NXP BV / NXP Funding LLC:
3.875%, 9/1/22 (c)	410,000	415,637
4.625%, 6/15/22 (c)	325,000	340,844
QUALCOMM, Inc., 2.90%, 5/20/24	600,000	585,775
Seagate HDD Cayman:
3.75%, 11/15/18	400,000	406,050
4.875%, 3/1/24 (c)	235,000	236,565
4.875%, 6/1/27	250,000	239,421
		8,386,511

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D

Utilities - 0.4%
American Water Capital Corp., 2.95%, 9/1/27	370,000	366,520
Avangrid, Inc., 3.15%, 12/1/24	703,000	700,236
NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (c)	375,000	382,500
		1,449,256

Total Corporate Bonds (Cost $62,311,056)		62,782,470

ASSET-BACKED SECURITIES - 8.3%
Automobile - 0.8%
Avis Budget Rental Car Funding AESOP LLC:
Series 2012-3A, Class A, 2.10%, 3/20/19 (c)	165,000	165,006
Series 2013-2A, Class A, 2.97%, 2/20/20 (c)	1,030,000	1,037,064
Credit Acceptance Auto Loan Trust, Series 2017-2A, Class A, 2.55%, 2/17/26 (c)	310,000	308,087
Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class B, 2.41%, 11/15/25 (c)	200,000	200,522
Skopos Auto Receivables Trust, Series 2015-1A, Class B, 5.43%, 12/15/23 (c)	283,749	285,161
Toyota Auto Receivables Owner Trust, Series 2016-B, Class A4, 1.52%, 8/16/21	550,000	544,742
		2,540,582

Consumer Loan - 2.7%
Citi Held For Asset Issuance:
Series 2015-PM1, Class C, 5.01%, 12/15/21 (c)	250,571	253,564
Series 2015-PM2, Class B, 4.00%, 3/15/22 (c)	276,232	276,756
Series 2015-PM3, Class B, 4.31%, 5/16/22 (c)	148,631	149,216
Series 2016-MF1, Class A, 4.48%, 8/15/22 (c)	36,418	36,627
Conn Funding II LP:
Series 2016-B, Class B, 7.34%, 3/15/19 (c)	158,332	159,663
Series 2017-A, Class A, 2.73%, 7/15/19 (c)	88,758	88,821
Series 2017-B, Class A, 2.73%, 7/15/20 (c)	515,000	514,827
Consumer Credit Origination Loan Trust, Series 2015-1, Class B, 5.21%, 3/15/21 (c)	46,334	46,358
Consumer Loan Underlying Bond Credit Trust:
Series 2017-NP1, Class A, 2.39%, 4/17/23 (c)	61,966	62,035
Series 2017-P1, Class A, 2.42%, 9/15/23 (c)	414,161	414,012
Marlette Funding Trust, Series 2017-1A, Class B, 4.114%, 3/15/24 (c)	100,000	101,561
Murray Hill Marketplace Trust, Series 2016-LC1, Class B, 6.15%, 11/25/22 (c)	280,000	284,365
OneMain Financial Issuance Trust:
Series 2014-2A, Class A, 2.47%, 9/18/24 (c)	2,054	2,057
Series 2014-2A, Class B, 3.02%, 9/18/24 (c)	100,000	100,170
Series 2015-2A, Class A, 2.57%, 7/18/25 (c)	501,140	501,440
Series 2017-1A, Class A1, 2.37%, 9/14/32 (c)	475,000	470,979
Oportun Funding II LLC, Series 2016-A, Class A, 4.70%, 3/8/21 (c)	315,000	317,818
Oportun Funding VI LLC, Series 2017-A, Class A, 3.23%, 6/8/23 (c)	250,000	249,536

16 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class A, 2.56%, 6/15/23 (c)	1,217,919	1,222,028
Series 2017-1A, Class B, 3.65%, 6/15/23 (c)	140,000	141,323
Series 2017-2A, Class A, 2.41%, 9/15/23 (c)	356,460	356,912
Series 2017-3A, Class A, 2.36%, 11/15/23 (c)	1,539,594	1,540,870
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (c)	165,035	164,497
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (c)	1,015,758	1,023,327
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (c)	300,000	301,119
		8,779,881

Other - 2.9%
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786%, 10/17/36 (c)	662,459	689,699
Avant Loans Funding Trust, Series 2017-B, Class A, 2.29%, 6/15/20 (c)	347,301	347,209
Colony American Homes, Series 2014-1A, Class B, 2.827%, (1 mo. USD LIBOR + 1.35%), 5/17/31 (b)(c)	200,000	200,585
Colony Starwood Homes Trust:
Series 2016-1A, Class C, 4.11%, (1 mo. USD LIBOR + 2.65%), 7/17/33 (b)(c)	150,000	152,184
Series 2016-1A, Class D, 4.56%, (1 mo. USD LIBOR + 3.10%), 7/17/33 (b)(c)	151,000	154,936
Dell Equipment Finance Trust, Series 2017-1, Class A3, 2.14%, 4/22/22 (c)	245,000	244,798
Element Rail Leasing I LLC:
Series 2014-1A, Class A1, 2.299%, 4/19/44 (c)	92,841	92,651
Series 2014-1A, Class A2, 3.668%, 4/19/44 (c)	300,000	303,827
Series 2014-1A, Class B1, 4.406%, 4/19/44 (c)	350,000	347,336
Element Rail Leasing II LLC, Series 2015-1A, Class A2, 3.585%, 2/19/45 (c)	600,000	602,934
FRS I LLC, Series 2013-1A, Class A2, 3.08%, 4/15/43 (c)	381,793	379,764
GMAT Trust, Series 2015-1A, Class A1, 4.25%, 9/25/20 (c)(f)	112,035	112,953
InSite Issuer LLC, Series 2016-1A, Class C, 6.414%, 11/15/46 (c)	25,000	25,620
Invitation Homes Trust:
Series 2015-SFR2, Class C, 3.491%, (1 mo. USD LIBOR + 2.00%), 6/17/32 (b)(c)	100,000	100,751
Series 2015-SFR2, Class E, 4.641%, (1 mo. USD LIBOR + 3.15%), 6/17/32 (b)(c)	400,000	404,591
Series 2015-SFR3, Class D, 4.21%, (1 mo. USD LIBOR + 2.75%), 8/17/32 (b)(c)	200,000	202,043
Series 2017-SFR2, Class C, 2.941%, (1 mo. USD LIBOR + 1.45%), 12/17/36 (b)(c)	116,000	116,966
Progress Residential Trust:
Series 2016-SFR1, Class B, 3.46%, (1 mo. USD LIBOR + 2.00%), 9/17/33 (b)(c)	260,000	262,995
Series 2016-SFR1, Class C, 3.96%, (1 mo. USD LIBOR + 2.50%), 9/17/33 (b)(c)	175,000	177,639
Sierra Timeshare Receivables Funding LLC:
Series 2013-3A, Class B, 2.70%, 10/20/30 (c)	38,845	38,821
Series 2014-2A, Class B, 2.40%, 6/20/31 (c)	409,194	407,975
Series 2014-3A, Class B, 2.80%, 10/20/31 (c)	59,134	59,056
SolarCity LMC:
Series 2013-1, Class A, 4.80%, 11/20/38 (c)	444,038	457,379
Series 2014-1, Class A, 4.59%, 4/20/44 (c)	242,617	247,444
Series 2014-2, Class A, 4.02%, 7/20/44 (c)	540,542	521,589
Series 2014-2, Class B, 5.44%, 7/20/44 (c)	895,878	846,328
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (c)	160,059	158,773
Sunrun Callisto Issuer LLC, Series 2015-1A, Class B, 5.38%, 7/20/45 (c)	366,684	344,901
TES LLC, Series 2017-1A, Class A, 4.33%, 10/20/47 (c)	385,000	387,302

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 17

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	835,320	840,836
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (c)	300,000	298,634
Verizon Owner Trust, Series 2016-1A, Class A, 1.42%, 1/20/21 (c)	165,000	164,121
		9,692,640

Student Loan - 0.1%
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40 (c)	210,184	210,588
Social Professional Loan Program LLC:
Series 2014-B, Class A1, 2.802%, (1 mo. USD LIBOR + 1.25%), 8/25/32 (b)(c)	65,051	65,860
Series 2014-B, Class A2, 2.55%, 8/27/29 (c)	144,889	144,890
		421,338

Whole Business - 1.8%
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.474%, 3/20/43 (c)	1,005,884	1,008,475
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (c)	64,675	67,238
DB Master Finance LLC:
Series 2015-1A, Class A2II, 3.98%, 2/20/45 (c)	289,805	296,259
Series 2017-1A, Class A2I, 3.629%, 11/20/47 (c)	163,000	164,267
Series 2017-1A, Class A2II, 4.03%, 11/20/47 (c)	85,000	86,942
Driven Brands Funding LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45 (c)	490,000	507,565
Series 2016-1A, Class A2, 6.125%, 7/20/46 (c)	148,125	158,693
FOCUS Brands Funding LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47 (c)	208,950	211,849
Series 2017-1A, Class A2II, 5.093%, 4/30/47 (c)	179,100	187,584
Taco Bell Funding LLC, Series 2016-1A, Class A2I, 3.832%, 5/25/46 (c)	859,125	872,560
Wendys Funding LLC:
Series 2015-1A, Class A2I, 3.371%, 6/15/45 (c)	1,140,743	1,146,865
Series 2015-1A, Class A2II, 4.08%, 6/15/45 (c)	1,216,988	1,248,573
Series 2018-1A, Class A2I, 3.573%, 3/15/48 (c)(g)	170,000	170,160
		6,127,030

Total Asset-Backed Securities (Cost $27,530,670)		27,561,471

U.S. TREASURY OBLIGATIONS - 5.9%
U.S. Treasury Bond, 2.75%, 8/15/47	10,045,000	10,048,421
U.S. Treasury Inflation Index Bond, 1.75%, 1/15/28 (h)	2,484,377	2,796,052
U.S. Treasury Inflation Index Note, 0.125%, 4/15/18 (h)	144,057	143,923
U.S. Treasury Notes:
0.75%, 10/31/18	150,000	148,773
1.875%, 12/15/20	3,300,000	3,290,528
2.00%, 11/30/22	1,100,000	1,089,962
2.25%, 11/15/27	1,900,000	1,872,899

Total U.S. Treasury Obligations (Cost $19,366,671)		19,390,558

18 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 1.4%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 5.629%, (1 mo. USD LIBOR + 4.30%), 7/25/25 (b)(c)	379,920	387,603
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-HQ2, Class M3, 4.802%, (1 mo. USD LIBOR + 3.25%), 5/25/25 (b)	493,000	559,192
Series 2015-HQA2, Class M2, 4.352%, (1 mo. USD LIBOR + 2.80%), 5/25/28 (b)	271,438	280,547
Series 2016-DNA2, Class M2, 3.752%, (1 mo. USD LIBOR + 2.20%), 10/25/28 (b)	293,448	297,313
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 4.152%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (b)	300,000	319,518
Series 2014-C03, Class 2M2, 4.452%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (b)	380,834	403,799
Series 2014-C04, Class 1M2, 6.452%, (1 mo. USD LIBOR + 4.90%), 11/25/24 (b)	118,769	135,972
Series 2016-C04, Class 1M1, 3.002%, (1 mo. USD LIBOR + 1.45%), 1/25/29 (b)	202,077	204,384
Series 2016-C05, Class 2M1, 2.902%, (1 mo. USD LIBOR + 1.35%), 1/25/29 (b)	102,151	102,964
Series 2016-C06, Class 1M2, 5.802%, (1 mo. USD LIBOR + 4.25%), 4/25/29 (b)	200,000	226,778
Series 2017-C05, Class 1B1, 5.152%, (1 mo. USD LIBOR + 3.60%), 1/25/30 (b)	30,000	29,763
Series 2017-C05, Class 1M1, 2.102%, (1 mo. USD LIBOR + 0.55%), 1/25/30 (b)	491,016	491,318
Series 2017-C05, Class 1M2, 3.752%, (1 mo. USD LIBOR + 2.20%), 1/25/30 (b)	465,000	469,409
Series 2017-C06, Class 1B1, 5.702%, (1 mo. USD LIBOR + 4.15%), 2/25/30 (b)	40,000	41,319
Series 2017-C06, Class 1M2, 4.202%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (b)	320,000	330,251
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	274,941	273,645

Total Collateralized Mortgage-Backed Obligations (Cost $4,351,287)		4,553,775

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.2%
Barclays Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, 4.251%, (1 mo. USD LIBOR + 3.00%), 5/15/32 (b)(c)	100,000	100,426
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class E, 4.877%, (1 mo. USD LIBOR + 3.40%), 9/15/27 (b)(c)	300,000	299,775
CLNS Trust, Series 2017-IKPR, Class B, 2.432%, (1 mo. USD LIBOR + 1.00%), 6/11/32 (b)(c)	600,000	600,644
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.543%, 4/20/50 (c)	27,655	27,504
GS Mortgage Securities Trust, Series 2014-NEW, Class D, 3.79%, 1/10/31 (c)	200,000	202,699
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27 (c)	300,000	299,208
Series 2014-DSTY, Class C, 3.805%, 6/10/27 (c)	200,000	197,660
Morgan Stanley Capital I Trust, Series 2017-CLS, Class A, 1.95%, (1 mo. USD LIBOR + 0.70%), 11/15/34 (b)(c)	500,000	500,650
Motel 6 Trust:
Series 2017-MTL6, Class C, 2.877%, (1 mo. USD LIBOR + 1.40%), 8/15/34 (b)(c)	377,134	377,871
Series 2017-MTL6, Class D, 3.627%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (b)(c)	233,228	233,922
Series 2017-MTL6, Class E, 4.727%, (1 mo. USD LIBOR + 3.25%), 8/15/34 (b)(c)	99,246	99,749
TRU Trust, Series 2016-TOYS, Class A, 3.727%, (1 mo. USD LIBOR + 2.25%), 11/15/30 (b)(c)	525,900	523,725
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.755%, 8/10/31 (c)	450,000	429,815

Total Commercial Mortgage-Backed Securities (Cost $3,898,636)		3,893,648

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	PRINCIPAL AMOUNT ($)	VALUE ($)
TAXABLE MUNICIPAL OBLIGATIONS - 1.0%
General Obligations - 0.4%
Los Angeles California Unified School District, 5.75%, 7/1/34 (i)	450,000	575,059
Massachusetts, Green Bonds, 3.277%, 6/1/46	325,000	314,522
New York City, 5.206%, 10/1/31 (i)	470,000	550,375
		1,439,956

Special Tax Revenue - 0.5%
Connecticut, Special Tax Revenue, 5.459%, 11/1/30 (i)	300,000	343,035
New York City Transitional Finance Authority, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36 (i)	600,000	754,692
New York State Dormitory Authority, Personal Income Tax Revenue Bonds, 5.289%, 3/15/33 (i)	400,000	470,016
		1,567,743

Water and Sewer - 0.1%
New York Environmental Facilities Corp., (New York City Municipal Water Finance Authority), 1.271%, 6/15/18	430,000	429,364
		429,364

Total Taxable Municipal Obligations (Cost $3,351,575)		3,437,063

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.5%
Federal National Mortgage Association:
2.65%, 6/1/26	341,440	338,380
2.68%, 7/1/26	350,000	346,491
2.784%, 2/25/27 (j)	318,572	321,102
2.939%, 9/25/27 (j)	675,000	677,863

Total U.S. Government Agency Mortgage-Backed Securities (Cost $1,703,424)		1,683,836

SOVEREIGN GOVERNMENT BONDS - 0.2%
Nacional Financiera SNC, 3.375%, 11/5/20 (c)	490,000	503,475

Total Sovereign Government Bonds (Cost $489,487)		503,475

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.1%
Overseas Private Investment Corp., 3.22%, 9/15/29	445,015	446,490

Total U.S. Government Agencies and Instrumentalities (Cost $445,015)		446,490

FLOATING RATE LOANS (k) - 0.0% (d)
Consumer, Cyclical - 0.0% (d)
VFH Parent LLC, Term Loan, 5.06%, (3 mo. USD LIBOR + 3.75%), 12/30/21	11,739	11,884

20 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (k) - CONT’D (d)
Financial - 0.0% (d)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 *(l)(m)(n)	385,345	6,078

Total Floating Rate Loans (Cost $397,071)		17,962

TIME DEPOSIT - 0.9%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 1/2/18	3,114,717	3,114,717

Total Time Deposit (Cost $3,114,717)		3,114,717

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.9%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.21%	2,831,216	2,831,216

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $2,831,216)		2,831,216

Total Purchased Options (Cost $32,510) - 0.0% (d)		24,125

TOTAL INVESTMENTS (Cost $307,062,878) - 100.7%		332,786,207
Other assets and liabilities, net - (0.7%)		(2,186,034)
NET ASSETS - 100.0%		330,600,173

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NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) All or a portion of this security was on loan at December 31, 2017. The aggregate market value of securities on loan at December 31, 2017 was $4,907,336.
(b) Variable rate security. The stated interest rate represents the rate in effect at December 31, 2017.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $42,187,089, which represents 12.8% of the net assets of the Portfolio as of December 31, 2017.

(d) Amount is less than 0.05%.
(e) Security converts to floating rate after the indicated fixed-rate coupon period.
(f) Multi-step coupon security. The interest rate disclosed is that which is in effect on December 31, 2017.
(g) When-issued security.
(h) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(i) Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(j) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2017.
(k) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at December 31, 2017. Floating rate loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(l) Restricted security. Total market value of restricted securities amounts to $6,078, which represents less than 0.05% of the net assets of the Portfolio as of December 31, 2017.
(m) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(n) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

Abbreviations:
ADR:	American Depositary Receipt
LIBOR:	London Interbank Offered Rate
USD:	United States Dollar

PUT OPTIONS PURCHASED - 0.0% (d)
EXCHANGE-TRADED OPTIONS - 0.0% (d)
DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE
U.S. 10-Year Treasury Note Futures 3/2018	70	$8,683,281	$122.00	2/23/18	$8,750
U.S. 10-Year Treasury Note Futures 3/2018	82	10,171,844	122.50	2/23/18	15,375

Total					$24,125

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 5-Year Treasury Note	18	3/2018	$2,090,953	($499)

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	385,345
See notes to financial statements.

22 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

CALVERT VP SRI BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $307,062,878) - including $4,907,336 of securities on loan	$332,786,207
Receivable for variation margin on open futures contracts	1,688
Cash	103,772
Cash denominated in foreign currency, at value (cost $8,918)	8,930
Receivable for capital shares sold	44,813
Dividends and interest receivable	1,044,601
Securities lending income receivable	5,266
Tax reclaims receivable	6,790
Directors' deferred compensation plan	86,389
Other assets	3,589
Total assets	334,092,045

LIABILITIES
Payable for when-issued securities	170,000
Payable for capital shares redeemed	71,881
Deposits for securities loaned	2,831,216
Payable to affiliates:
Investment advisory fee	115,339
Administrative fee	33,758
Distribution and service fees	672
Sub-transfer agency fee	1,239
Directors' deferred compensation plan	86,389
Other	1,530
Accrued expenses	179,848
Total liabilities	3,491,872
NET ASSETS	$330,600,173

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(1,000,000,000 shares of $0.01 par value authorized)	$270,175,294
Accumulated undistributed net investment income	5,610,996
Accumulated undistributed net realized gain	29,091,065
Net unrealized appreciation	25,722,818
Total	$330,600,173

NET ASSET VALUE PER SHARE
Class I (based on net assets of $329,060,285 and 147,673,073 shares outstanding)	$2.23
Class F (based on net assets of $1,539,888 and 686,088 shares outstanding)	$2.24
See notes to financial statements.

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CALVERT VP SRI BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income	$3,876,816
Interest income	4,026,051
Securities lending income, net	16,214
Other income	803
Total investment income	7,919,884

EXPENSES
Investment advisory fee	1,347,634
Administrative fee	394,429
Distribution and service fees:
Class F	2,900
Directors' fees and expenses	14,109
Custodian fees	91,755
Transfer agency fees and expenses:
Class I	146,230
Class F	4,715
Accounting fees	88,007
Professional fees	52,478
Reports to shareholders	89,222
Miscellaneous	38,399
Total expenses	2,269,878
Waiver and/or reimbursement of expenses by affiliate	(24,398)
Reimbursement of expenses-other	(7,437)
Net expenses	2,238,043
Net investment income	5,681,841

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	29,272,303
Futures contracts	(153,469)
Foreign currency transactions	454
29,119,288

Net change in unrealized appreciation (depreciation) on:
Investment securities	2,325,386
Futures contracts	(21,560)
Foreign currency	(12)
2,303,814

Net realized and unrealized gain	31,423,102

Net increase in net assets resulting from operations	$37,104,943
See notes to financial statements.

24 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

CALVERT VP SRI BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$5,681,841	$6,652,902
Net realized gain	29,119,288	3,216,407
Net change in unrealized appreciation (depreciation)	2,303,814	14,499,331
Net increase in net assets resulting from operations	37,104,943	24,368,640

Distributions to shareholders from:
Net investment income:
Class I shares	(6,523,520)	(5,935,285)
Class F shares	(29,370)	(10,935)
Net realized gain:
Class I shares	(3,319,940)	(9,026,358)
Class F shares	(14,947)	(16,116)
Total distributions to shareholders	(9,887,777)	(14,988,694)

Capital share transactions:
Class I shares	(23,725,156)	(7,406,204)
Class F shares	882,066	251,877
Net decrease in net assets from capital share transactions	(22,843,090)	(7,154,327)

TOTAL INCREASE IN NET ASSETS	4,374,076	2,225,619

NET ASSETS
Beginning of year	326,226,097	324,000,478
End of year (including accumulated undistributed net investment income of $5,610,996 and $6,609,427, respectively)	$330,600,173	$326,226,097
See notes to financial statements.

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CALVERT VP SRI BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
CLASS I SHARES	2017 (a)	2016 (a)	2015 (a)		2014 (a)	2013
Net asset value, beginning	$2.05	$2.00	$2.05		$2.04	$1.91
Income from investment operations:
Net investment income	0.04	0.04	0.04		0.03	0.02
Net realized and unrealized gain (loss)	0.20	0.11	(0.08)		0.16	0.32
Total from investment operations	0.24	0.15	(0.04)		0.19	0.34
Distributions from:
Net investment income	(0.04)	(0.04)	—	(b)	(0.03)	(0.02)
Net realized gain	(0.02)	(0.06)	(0.01)		(0.15)	(0.19)
Total distributions	(0.06)	(0.10)	(0.01)		(0.18)	(0.21)
Total increase (decrease) in net asset value	0.18	0.05	(0.05)		0.01	0.13
Net asset value, ending	$2.23	$2.05	$2.00		$2.05	$2.04
Total return (c)	12.16%	7.58%	(1.90%)		9.60%	18.00%
Ratios to average net assets: (d)
Total expenses	0.69%	0.75%	0.85%		0.86%	0.90%
Net expenses	0.68%	0.70%	0.84%		0.86%	0.90%
Net investment income	1.73%	2.06%	1.73%		1.58%	1.07%
Portfolio turnover	132%	129%	90%		97%	161%
Net assets, ending (in thousands)	$329,060	$325,638	$323,676		$354,585	$339,494

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Amount is less than $0.005.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

26 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

CALVERT VP SRI BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,				Period Ended December 31,
CLASS F SHARES	2017 (a)	2016 (a)	2015 (a)	2014 (a)	2013 (b)
Net asset value, beginning	$2.08	$2.03	$2.09	$2.06	$2.22
Income from investment operations:
Net investment income	0.03	0.03	0.03	0.03	0.01
Net realized and unrealized gain (loss)	0.19	0.12	(0.08)	0.16	0.02
Total from investment operations	0.22	0.15	(0.05)	0.19	0.03
Distributions from:
Net investment income	(0.04)	(0.04)	—	(0.01)	—	(c)
Net realized gain	(0.02)	(0.06)	(0.01)	(0.15)	(0.19)
Total distributions	(0.06)	(0.10)	(0.01)	(0.16)	(0.19)
Total increase (decrease) in net asset value	0.16	0.05	(0.06)	0.03	(0.16)
Net asset value, ending	$2.24	$2.08	$2.03	$2.09	$2.06
Total return (d)	11.01%	7.14%	(2.46%)	9.18%	1.31%
Ratios to average net assets: (e)
Total expenses	1.40%	1.40%	1.74%	14.91%	1.15%	(f)
Net expenses	1.08%	1.10%	1.15%	1.15%	1.15%	(f)
Net investment income	1.30%	1.65%	1.49%	1.36%	0.99%	(f)
Portfolio turnover	132%	129%	90%	97%	161%
Net assets, ending (in thousands)	$1,540	$588	$324	$35	$2

(a) Net investment income per share is calculated using the Average Shares Method.
(b) From October 18, 2013 inception.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(f) Annualized.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert VP SRI Balanced Portfolio (the Portfolio) is a diversified series of Calvert Variable Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Portfolio is to provide a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the Procedures) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to Calvert Research and Management (CRM), the Portfolio’s investment adviser and has provided these Procedures to govern CRM in its valuation duties.
CRM has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Board has approved the use of a fair value service that values such securities to reflect market trading that

28 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
The Calvert funds adopted amended Valuation Policies and Procedures effective June 21, 2017. The amended Valuation Policies and Procedures primarily changed from the use of bid price to the mean of the bid and asked price for debt securities and resulted in an increase in the Portfolio’s NAV per share of less than $0.01.
Floating Rate Loans. Interests in floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Portfolio’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

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The following table summarizes the market value of the Portfolio’s holdings as of December 31, 2017, based on the inputs used to value them:

Investments in Securities - Assets	Level 1		Level 2	Level 3*	Total
Common Stocks	$202,545,401	**	$—	$—	$202,545,401
Corporate Bonds	—		62,782,470	—	62,782,470
Asset-Backed Securities	—		27,561,471	—	27,561,471
U.S. Treasury Obligations	—		19,390,558	—	19,390,558
Collateralized Mortgage-Backed Obligations	—		4,553,775	—	4,553,775
Commercial Mortgage-Backed Securities	—		3,893,648	—	3,893,648
Taxable Municipal Obligations	—		3,437,063	—	3,437,063
U.S. Government Agency Mortgage-Backed Securities	—		1,683,836	—	1,683,836
Sovereign Government Bonds	—		503,475	—	503,475
U.S. Government Agencies and Instrumentalities	—		446,490	—	446,490
Floating Rate Loans	—		11,884	6,078	17,962
Time Deposit	—		3,114,717	—	3,114,717
Short Term Investment of Cash Collateral for Securities Loaned	2,831,216		—	—	2,831,216
Total	$205,376,617		$127,379,387	$6,078	$332,762,082

Derivative Instruments - Assets
Options Purchased	$24,125		$—	$—	$24,125

Derivative Instruments - Liabilities
Futures Contracts***	($499)		$—	$—	($499)

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
** The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
*** The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. The Portfolio earns certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Portfolio. Expenses arising in connection with a specific class are charged directly to that class.
D. Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are

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recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Floating Rate Loans: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
F. Futures Contracts: The Portfolio may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.
G. Options Contracts: Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option or option on a futures contract, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index or futures contract below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index or futures contract over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option or option on a futures contract is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index or futures contract (in the case of a put) or the excess of the value of the index or futures contract over the strike price of the option (in the case of a call) at contract termination. The Portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
H. Restricted Securities: The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
I. Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications

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are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
J. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
L. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
M. When-Issued Securities and Delayed Delivery Transactions: The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the following annual rates of the Portfolio’s average daily net assets: 0.41% on the first $500 million, 0.36% on the next $500 million, and 0.325% on the excess of $1 billion. For the year ended December 31, 2017 the investment advisory fee amounted to $1,347,634 or 0.41% of the Portfolio’s average daily net assets.
Effective October 1, 2017, CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.70% and 1.07% of the Portfolio’s average daily net assets for Class I and Class F, respectively. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2019. Prior to October 1, 2017, CRM had agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceeded 1.10% of the Portfolio’s average daily net assets for Class F. For the year ended December 31, 2017, CRM waived or reimbursed expenses of $24,398.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2017, CRM was paid administrative fees of $394,429.
The Portfolio has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2017 amounted to $2,900 for Class F shares.
EVM provides sub-transfer agency and related services to the Portfolio pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2017, sub-transfer agency fees and expenses incurred to EVM amounted to $23,801 and are included in transfer agency fees and expenses on the Statement of Operations.

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Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Portfolio or other Calvert funds selected by the Directors. The Portfolio purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended December 31, 2017, the Portfolio’s allocated portion of such expense and reimbursement was $7,437, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — SHAREHOLDER SERVICING PLAN
The Corporation, on behalf of the Portfolio, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Portfolio to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Portfolio for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Portfolio may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2017, expenses incurred under the Servicing Plan amounted to $111,293 and are included in transfer agency fees and expenses on the Statement of Operations.
NOTE 4 — INVESTMENT ACTIVITY
During the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities, were $359,318,960 and $383,331,125, respectively. Purchases and sales of U.S. government and agency securities were $60,547,283 and $60,173,206, respectively.
NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31,
	2017	2016
Distributions declared from:
Ordinary income	$6,754,108	$6,600,131
Long-term capital gains	$3,133,669	$8,388,563
During the year ended December 31, 2017, accumulated undistributed net realized gain was increased by $127,382 and accumulated undistributed net investment income was decreased by $127,382 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), distributions from real estate investment trusts (REITs) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Portfolio.
As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$15,615,706
Undistributed long-term capital gains	$19,345,412
Net unrealized appreciation (depreciation)	$25,463,761
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of short-term capital gains and temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales, futures contracts, options contracts, distributions from REITs and return of capital distributions from securities.

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The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at December 31, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$307,298,309
Gross unrealized appreciation	$29,206,599
Gross unrealized depreciation	(3,742,826)
Net unrealized appreciation (depreciation)	$25,463,773
NOTE 6 — FINANCIAL INSTRUMENTS
A summary of futures contracts and options contracts outstanding at December 31, 2017 is included in the Schedule of Investments. During the year ended December 31, 2017, the Portfolio used futures contracts and options contracts to hedge against fluctuations in interest rates.
At December 31, 2017, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Net unrealized appreciation	$—	($499)	*
Options purchased	Investments in securities of unaffiliated issuers, at value	$24,125	$—
Total		$24,125	($499)

* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended December 31, 2017 was as follows:

Statement of Operations Caption	Equity price	Interest rate
Net realized gain (loss) on:
Futures contracts	($151,004)	($2,465)
Total	($151,004)	($2,465)

Net change in unrealized appreciation (depreciation) on:
Investment securities	($8,385)	$—
Futures contracts	($21,061)	($499)
Total	($29,446)	($499)
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2017 was approximately $332,000 and $624,000, respectively. The average number of purchased options contracts outstanding during the year ended December 31, 2017 was 12 contracts.
NOTE 7 — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Portfolio

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and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
At December 31, 2017, the total value of securities on loan, including accrued interest, was $4,917,917 and the total value of collateral received was $5,000,999, including cash collateral of $2,831,216 and non-cash U.S. Government securities collateral of $2,169,783.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$4,233,061	$—	$—	$—	$4,233,061
Corporate Bonds	767,938	—	—	—	767,938
Total	$5,000,999	$—	$—	$—	$5,000,999
The carrying amount of the liability for deposits for securities loaned at December 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2017.
NOTE 8 — LINE OF CREDIT
The Portfolio participates with other funds managed by CRM in a $50 million ($25 million committed and $25 million uncommitted) unsecured line of credit agreement with SSB, which is in effect through August 7, 2018. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2017. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2017.
NOTE 9 — CAPITAL SHARES
Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	5,007,377	$10,752,146	6,627,649	$13,606,444
Reinvestment of distributions	4,578,354	9,843,460	7,280,605	14,961,643
Shares redeemed	(20,565,450)	(44,320,762)	(17,503,831)	(35,974,291)
Net decrease	(10,979,719)	($23,725,156)	(3,595,577)	($7,406,204)

Class F
Shares sold	451,158	$988,357	113,639	$232,055
Reinvestment of distributions	20,423	44,317	13,018	27,051
Shares redeemed	(68,873)	(150,608)	(3,413)	(7,229)
Net increase	402,708	$882,066	123,244	$251,877

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At December 31, 2017, separate accounts of three insurance companies each owned more than 10% of the value of the outstanding shares of the Portfolio, aggregating 75.5%.
NOTE 10 — REGULATORY MATTERS
On October 18, 2016, the Securities and Exchange Commission (SEC) issued an administrative order (the Order) relating to the improper valuation of certain securities held by the Portfolio by CIM (the Portfolio’s adviser prior to December 31, 2016) between March 18, 2008 and October 18, 2011. Pursuant to the Order, CIM is required to make distributions to affected shareholders to remediate the improper valuation. The distributions required to be made by CIM to affected shareholders are the obligations of CIM and will not have an impact on the Portfolio’s net assets.
On May 2, 2017, the SEC issued an administrative order (the Order) relating to the improper use of Calvert fund assets by CIM and Calvert Investment Distributors, Inc. (CID), the Calvert funds’ former adviser and principal underwriter, respectively, to pay for the distribution and marketing of fund shares outside of a Rule 12b-1 plan, as well as to pay expenses in excess of fund expense caps.  Pursuant to the Order, CIM and CID are required to pay $21,614,534 to affected shareholders of the Calvert funds, including the Portfolio’s shareholders. The distributions required to be made by CIM and CID to affected shareholders are the obligations of CIM and CID and will not have an impact on the Portfolio’s net assets.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and board of directors
Calvert Variable Series, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc., including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 16, 2018

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FEDERAL TAX INFORMATION
As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. For the Portfolio’s fiscal 2017 ordinary income dividends, 59.98% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $22,479,135 or, if subsequently determined to be different, the net capital gain of such year.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Variable Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 38 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director and President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer Elect of Calvert Investments, Inc. (October 2014 - January 2015); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr.(2) 1948	Director	2016
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 1999 (Director)
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. (2) 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III(2) 1962	Director	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Director	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

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Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)
Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 38 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (3) 1960	Vice President, Secretary and Chief Legal Officer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

James F. Kirchner (3) 1967	Treasurer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Corporation because of his position with the Portfolio’s Adviser and certain affiliates.
(2) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

40 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT VP SRI BALANCED PORTFOLIO
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc. (“BFDS”)) 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, Pennsylvania 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24217 12.31.17

Calvert VP SRI Mid Cap Portfolio
Annual Report December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

References to the “Portfolio” or the “Fund” herein refer to the Calvert VP SRI Mid Cap Portfolio.

TABLE OF CONTENTS

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
21	Report of Independent Registered Public Accounting Firm
22	Federal Tax Information
23	Management and Organization
25	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

U.S. stock markets moved steadily higher over the 12-month period ended December 31, 2017 due to an extended rally that began with President Trump’s election victory. Strong global economic growth and rising corporate profits helped drive market gains.

When the period began, U.S. stock markets were on the upswing following the U.S. election outcome in November 2016. Those markets slipped in March 2017, as the failure of the President’s health care bill in Congress raised concerns about prospects for the rest of the administration’s economic policy agenda, including tax reform and infrastructure spending. But U.S. stock markets, backed by positive economic reports, quickly regained their upward momentum. Citing the strengthening economy, the U.S. Federal Reserve (the Fed) raised its benchmark interest rate in March 2017 and again in June 2017.

U.S. equity markets briefly retreated in August 2017 amid the North Korea stand-off and the devastation left by Hurricane Harvey in Texas. Those markets soon rebounded, however, with major U.S. indexes reaching multiple record highs in the final three months of the period ended December 31, 2017. Investors anticipated and then cheered passage of the Republican tax reform package championed by President Trump. Deep cuts in the corporate tax rate, a key element of the tax bill, raised expectations for higher corporate earnings. In December, the Fed increased interest rates for the third and final time in 2017. As with the two previous rate hikes, investors took the announcement in stride and continued to push domestic stock prices higher. In terms of economic sectors, information technology and financials led the U.S. market’s advance during the period ended December 31, 2017.

For the 12-month period ended December 31, 2017, all major U.S. stock indexes recorded double-digit returns. The blue-chip Dow Jones Industrial Average[2] rose 28.11%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 21.83%. The technology-laden NASDAQ Composite Index delivered a 29.64% gain. Large-cap U.S. stocks as measured by the S&P 500 Index outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks outpaced value stocks within both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2017, Calvert VP SRI Mid Cap Portfolio (the Portfolio) returned 11.65%, underperforming its benchmark, the Russell Midcap® Index (the Index), which returned 18.52% for the period.
Security selection in the information technology, consumer discretionary and health care sectors detracted from the Portfolio’s relative performance versus the Index.

The Portfolio’s holdings in the financials and consumer staples sectors contributed to performance relative to its benchmark, as did a beneficial underweight position in the telecommunication services sector.
Advance Auto Parts, Inc., an automotive aftermarket-parts retailer in the consumer discretionary sector, was one of the Portfolio’s largest individual performance detractors, as the company failed to meet earnings expectations and several sell-side analysts expressed skepticism that its turnaround efforts would be successful. In addition, the industry has begun to face increased competition and pricing pressure from online distributors entering the market. Advance Auto Parts, Inc. was sold during the period.
Oceaneering International, Inc., an oil and gas field services company, was also one of the Portfolio’s leading performance detractors versus the Index. Its shares fell after the company announced it was suspending its dividend late in the 12-month period. The company also lowered its 2018 earnings guidance.
Newell Brands, Inc., a household products manufacturer in the consumer staples sector, was another major performance detractor versus the Index. Its shares dropped sharply after it reported third-quarter earnings that were below analysts’ expectations and lowered its earnings and sales outlook for 2018. A weak back-to-school season and reductions in its appliance inventory weighed on company results during the period.
On the positive side, financials holding company Cboe Global Markets, Inc. (Cboe) was one of the leading contributors to the Portfolio’s performance versus the Index. One of the largest exchange-holding companies, Cboe achieved several trading-related records during the period, including a record-breaking average daily volume in index-options trades. In addition, in March 2017, Cboe acquired Bats Global Markets, diversifying its activities in the U.S. and European equity markets. Cboe offers trading in options, futures, equities and exchange-traded products.
In the financials sector, First American Financial Corp., an insurer of residential and commercial real estate, was another strong contributor to Portfolio performance versus the Index. Home sales maintained a steady pace throughout the period, which many investors believed was likely to continue amid solid macroeconomic and employment trends. First American Financial Corp. also delivered strong year-over-year growth in its open title-insurance orders, reflecting momentum in the housing market.
Overall, security selection in the health care sector detracted from Portfolio performance versus the Index. However, Teleflex, Inc. (Teleflex), a medical device manufacturer specializing in vascular and anaesthesia products, was one of the Portfolio’s leading individual performance contributors. Teleflex shares benefited from the company’s strong operating results throughout the period and its acquisition of NeoTract, a urology device maker, in September 2017.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Charles B. Gaffney, Christopher Madden, CFA, and Jade Huang, each of Calvert Research and Management

% Average Annual Total Returns	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Fund at NAV	07/16/1991	07/16/1991	11.65%	10.21%	7.79%

Russell Midcap® Index	—	—	18.52%	14.95%	9.10%

% Total Annual Operating Expense Ratios[4]
Gross					1.03%
Net					0.99

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Information Technology	16.0%	Extra Space Storage, Inc.	2.1%
Financials	14.9%	National Retail Properties, Inc.	2.0%
Consumer Discretionary	14.7%	Equity Residential	1.7%
Industrials	13.8%	Fortive Corp.	1.7%
Real Estate	9.4%	Intuit, Inc.	1.7%
Health Care	9.4%	First American Financial Corp.	1.7%
Utilities	6.2%	Pinnacle Foods, Inc.	1.7%
Materials	5.9%	Performance Food Group Co.	1.7%
Consumer Staples	5.1%	Multi-Color Corp.	1.7%
Energy	4.2%	lululemon athletica, inc.	1.6%
Time Deposit	0.4%	Total	17.6%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell Midcap® Index is an unmanaged index of U.S. mid-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective December 31, 2016, Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio and performance reflected prior to such date is that of the Portfolio’s former investment adviser, Calvert Investment Management, Inc.

[3]
There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]
Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6] Excludes cash and cash equivalents.

    Fund profile subject to change due to active management.

www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE (7/1/17)	ENDING ACCOUNT VALUE (12/31/17)	EXPENSES PAID DURING PERIOD* (7/1/17 - 12/31/17)	ANNUALIZED EXPENSE RATIO
Actual
	$1,000.00	$1,062.70	$5.15**	0.99%
Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,020.22	$5.04**	0.99%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017. Expenses shown do not include insurance-related charges.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited)

CALVERT VP SRI MID CAP PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 99.6%
Aerospace & Defense - 2.1%
CAE, Inc.	23,000	427,248
Hexcel Corp.	7,485	462,947
		890,195

Auto Components - 2.1%
Aptiv plc	7,318	620,786
Delphi Technologies plc *	4,439	232,914
		853,700

Banks - 4.3%
Bank of the Ozarks, Inc.	9,440	457,368
First Republic Bank	5,047	437,272
Great Western Bancorp, Inc.	7,518	299,216
KeyCorp	27,909	562,925
		1,756,781

Biotechnology - 1.3%
Alexion Pharmaceuticals, Inc. *	1,824	218,132
Incyte Corp. *	1,507	142,728
Vertex Pharmaceuticals, Inc. *	1,200	179,832
		540,692

Capital Markets - 3.4%
Cboe Global Markets, Inc.	3,955	492,753
E*Trade Financial Corp. *	10,003	495,849
S&P Global, Inc.	2,459	416,555
		1,405,157

Chemicals - 1.6%
Ecolab, Inc.	4,900	657,482

Commercial Services & Supplies - 2.8%
Deluxe Corp.	6,200	476,408
Multi-Color Corp.	9,200	688,620
		1,165,028

Communications Equipment - 1.0%
NETGEAR, Inc. *	7,200	423,000

Consumer Finance - 2.3%
Ally Financial, Inc.	18,000	524,880
OneMain Holdings, Inc. *	16,000	415,840
		940,720

www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Containers & Packaging - 3.3%
AptarGroup, Inc.	5,200	448,656
Ball Corp.	12,052	456,168
WestRock Co.	7,087	447,969
		1,352,793

Distributors - 1.6%
LKQ Corp. *	16,028	651,859

Diversified Consumer Services - 3.3%
Bright Horizons Family Solutions, Inc. *	6,217	584,398
ServiceMaster Global Holdings, Inc. *	9,184	470,864
TAL Education Group (ADR)	10,100	300,071
		1,355,333

Electric Utilities - 1.2%
Xcel Energy, Inc.	10,600	509,966

Electrical Equipment - 1.6%
AMETEK, Inc.	9,211	667,521

Electronic Equipment, Instruments & Components - 2.4%
Dolby Laboratories, Inc., Class A	8,610	533,820
FLIR Systems, Inc.	9,500	442,890
		976,710

Energy Equipment & Services - 4.1%
Core Laboratories NV (a)	5,100	558,705
Oceaneering International, Inc.	18,217	385,107
TechnipFMC plc	15,474	484,491
US Silica Holdings, Inc. (a)	8,700	283,272
		1,711,575

Equity Real Estate Investment Trusts (REITs) - 9.4%
AvalonBay Communities, Inc.	3,086	550,573
DCT Industrial Trust, Inc.	7,500	440,850
Equity Residential	11,402	727,106
Extra Space Storage, Inc.	9,892	865,055
Mid-America Apartment Communities, Inc.	4,900	492,744
National Retail Properties, Inc.	18,976	818,435
		3,894,763

Food & Staples Retailing - 1.7%
Performance Food Group Co. *	20,900	691,790

8 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Food Products - 2.3%
McCormick & Co., Inc.	2,700	275,157
Pinnacle Foods, Inc.	11,633	691,815
		966,972

Gas Utilities - 1.2%
UGI Corp.	10,528	494,290

Health Care Equipment & Supplies - 3.8%
Align Technology, Inc. *	1,270	282,181
Boston Scientific Corp. *	14,150	350,778
Teleflex, Inc.	1,901	473,007
West Pharmaceutical Services, Inc.	4,571	451,021
		1,556,987

Health Care Providers & Services - 1.8%
Chemed Corp.	1,300	315,926
Humana, Inc.	1,653	410,060
		725,986

Health Care Technology - 0.5%
Cotiviti Holdings, Inc. *	6,100	196,481

Household Durables - 1.5%
Newell Brands, Inc.	19,674	607,927

Household Products - 1.0%
Central Garden & Pet Co., Class A *	11,200	422,352

Independent Power and Renewable Electricity Producers - 1.2%
NextEra Energy Partners LP	11,700	504,387

Insurance - 5.0%
Alleghany Corp. *	901	537,077
American Financial Group, Inc.	4,317	468,567
First American Financial Corp.	12,505	700,780
RLI Corp.	5,800	351,828
		2,058,252

Internet Software & Services - 1.4%
GoDaddy, Inc., Class A *	11,200	563,136

IT Services - 4.7%
Amdocs Ltd.	8,762	573,736
Euronet Worldwide, Inc. *	3,400	286,518
Fiserv, Inc. *	4,400	576,972
Leidos Holdings, Inc.	7,500	484,275
		1,921,501

www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Machinery - 4.7%
Dover Corp.	6,000	605,940
Fortive Corp.	9,766	706,570
ITT, Inc.	11,500	613,755
		1,926,265

Metals & Mining - 1.0%
Reliance Steel & Aluminum Co.	4,874	418,140

Multi-Utilities - 2.6%
CMS Energy Corp.	13,618	644,131
Sempra Energy	3,864	413,139
		1,057,270

Pharmaceuticals - 2.0%
Jazz Pharmaceuticals plc *	2,930	394,525
Zoetis, Inc.	6,278	452,267
		846,792

Professional Services - 1.2%
Dun & Bradstreet Corp. (The)	4,200	497,322

Road & Rail - 1.3%
Kansas City Southern	5,200	547,144

Semiconductors & Semiconductor Equipment - 2.0%
Analog Devices, Inc.	5,100	454,053
Lam Research Corp.	900	165,663
Microchip Technology, Inc. (a)	1,300	114,244
Skyworks Solutions, Inc.	1,100	104,445
		838,405

Software - 3.5%
Blackbaud, Inc.	4,227	399,409
Intuit, Inc.	4,473	705,750
RealPage, Inc. *	7,300	323,390
		1,428,549

Specialty Retail - 1.3%
Burlington Stores, Inc. *	4,333	533,089

Technology Hardware, Storage & Peripherals - 1.1%
HP, Inc.	21,000	441,210

10 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Textiles, Apparel & Luxury Goods - 5.0%
Carter's, Inc.	4,000	469,960
Gildan Activewear, Inc.	12,900	416,670
lululemon athletica, inc. *	8,590	675,088
Tapestry, Inc.	11,600	513,068
		2,074,786

Total Common Stocks (Cost $36,948,964)		41,072,308

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.4%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 1/2/18	165,451	165,451

Total Time Deposit (Cost $165,451)		165,451

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.7%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.21%	283,294	283,294

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $283,294)		283,294

TOTAL INVESTMENTS (Cost $37,397,709) - 100.7%		41,521,053
Other assets and liabilities, net - (0.7%)		(282,059)
NET ASSETS - 100.0%		41,238,994

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) All or a portion of this security was on loan at December 31, 2017. The aggregate market value of securities on loan at December 31, 2017 was $946,659.

Abbreviations:
ADR:	American Depositary Receipt
See notes to financial statements.

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CALVERT VP SRI MID CAP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $37,397,709) - including $946,659 of securities on loan	$41,521,053
Cash denominated in foreign currency, at value (cost $41,920)	42,335
Receivable for capital shares sold	10,561
Dividends and interest receivable	41,942
Securities lending income receivable	125
Receivable from affiliate	367
Directors' deferred compensation plan	14,953
Other assets	448
Total assets	41,631,784

LIABILITIES
Payable for capital shares redeemed	27,423
Deposits for securities loaned	283,294
Payable to affiliates:
Investment advisory fee	22,743
Administrative fee	4,199
Sub-transfer agency fee	253
Directors' deferred compensation plan	14,953
Accrued expenses	39,925
Total liabilities	392,790
NET ASSETS	$41,238,994

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(1,000,000,000 shares of $0.01 par value authorized)	$33,122,581
Accumulated undistributed net investment income	203,018
Accumulated undistributed net realized gain	3,789,640
Net unrealized appreciation	4,123,755
Total	$41,238,994

NET ASSET VALUE PER SHARE (based on net assets of $41,238,994 and 1,290,490 shares outstanding)	$31.96
See notes to financial statements.

12 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT

CALVERT VP SRI MID CAP PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $1,391)	$628,568
Interest income	351
Securities lending income, net	491
Total investment income	629,410

EXPENSES
Investment advisory fee	276,969
Administrative fee	51,133
Directors' fees and expenses	2,237
Custodian fees	11,704
Transfer agency fees and expenses	30,759
Accounting fees	15,341
Professional fees	23,205
Reports to shareholders	25,251
Miscellaneous	5,418
Total expenses	442,017
Waiver and/or reimbursement of expenses by affiliate	(19,101)
Reimbursement of expenses-other	(947)
Net expenses	421,969
Net investment income	207,441

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	4,054,350
Foreign currency transactions	(2,465)
4,051,885

Net change in unrealized appreciation (depreciation) on:
Investment securities	429,580
Foreign currency	465
430,045

Net realized and unrealized gain	4,481,930

Net increase in net assets resulting from operations	$4,689,371
See notes to financial statements.

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CALVERT VP SRI MID CAP PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$207,441	$318,101
Net realized gain (loss)	4,051,885	(218,163)
Net change in unrealized appreciation (depreciation)	430,045	3,148,822
Net increase in net assets resulting from operations	4,689,371	3,248,760

Distributions to shareholders from:
Net investment income	(281,533)	—
Net realized gain	—	(6,094,326)
Total distributions to shareholders	(281,533)	(6,094,326)

Net decrease in net assets from capital share transactions	(8,641,743)	(1,265,170)

TOTAL DECREASE IN NET ASSETS	(4,233,905)	(4,110,736)

NET ASSETS
Beginning of year	45,472,899	49,583,635
End of year (including accumulated undistributed net investment income of $203,018 and $295,015, respectively)	$41,238,994	$45,472,899
See notes to financial statements.

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CALVERT VP SRI MID CAP PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017 (a)	2016 (a)	2015 (a)	2014	2013
Net asset value, beginning	$28.82	$31.01	$33.17	$37.74	$32.66
Income from investment operations:
Net investment income (loss)	0.15	0.21	(0.02)	(0.02)	(0.12)
Net realized and unrealized gain (loss)	3.20	2.05	(1.06)	3.15	9.75
Total from investment operations	3.35	2.26	(1.08)	3.13	9.63
Distributions from:
Net investment income	(0.21)	—	—	—	—
Net realized gain	—	(4.45)	(1.08)	(7.70)	(4.55)
Total distributions	(0.21)	(4.45)	(1.08)	(7.70)	(4.55)
Total increase (decrease) in net asset value	3.14	(2.19)	(2.16)	(4.57)	5.08
Net asset value, ending	$31.96	$28.82	$31.01	$33.17	$37.74
Total return (b)	11.65%	7.27%	(3.31%)	8.09%	29.90%
Ratios to average net assets: (c)
Total expenses	1.04%	1.07%	1.10%	1.16%	1.15%
Net expenses	0.99%	0.99%	1.09%	1.16%	1.15%
Net investment income (loss)	0.49%	0.68%	(0.05%)	(0.06%)	(0.35%)
Portfolio turnover	159%	170%	94%	91%	69%
Net assets, ending (in thousands)	$41,239	$45,473	$49,584	$50,716	$53,780

(a) Net investment income (loss) per share was computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert VP SRI Mid Cap Portfolio (the Portfolio) is a diversified series of Calvert Variable Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Portfolio is to seek to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts.
The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the Procedures) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to Calvert Research and Management (CRM), the Portfolio’s investment adviser and has provided these Procedures to govern CRM in its valuation duties.
CRM has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

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Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Portfolio’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio’s holdings as of December 31, 2017, based on the inputs used to value them:

Investments in Securities - Assets	Level 1		Level 2	Level 3	Total
Common Stocks	$41,072,308	*	$—	$—	$41,072,308
Time Deposit	—		165,451	—	165,451
Short Term Investment of Cash Collateral for Securities Loaned	283,294		—	—	283,294
Total	$41,355,602		$165,451	$—	$41,521,053

* The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
The Portfolio held no investments or other financial instruments as of December 31, 2016 whose fair value was determined using Level 3 inputs. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C. Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
D. Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

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E. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
G. Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the year ended December 31, 2017, the investment advisory fee amounted to $276,969.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.99% of the Portfolio’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. For the year ended December 31, 2017, CRM waived or reimbursed expenses of $19,101.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. For the year ended December 31, 2017, CRM was paid administrative fees of $51,133.
EVM provides sub-transfer agency and related services to the Portfolio pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2017, sub-transfer agency fees and expenses incurred to EVM amounted to $3,178 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Portfolio or other Calvert funds selected by the Directors. The Portfolio purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended December 31, 2017, the Portfolio’s allocated portion of such expense and reimbursement was $947, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — SHAREHOLDER SERVICING PLAN
The Corporation, on behalf of the Portfolio, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Portfolio to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Portfolio for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Portfolio may make

18 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2017, expenses incurred under the Servicing Plan amounted to $22,856 and are included in transfer agency fees and expenses on the Statement of Operations.
NOTE 4 — INVESTMENT ACTIVITY
During the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $67,835,035 and $76,397,627, respectively.
NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31,
	2017	2016
Distributions declared from:
Ordinary income	$281,533	$13
Long-term capital gains	$—	$6,094,313
During the year ended December 31, 2017, accumulated undistributed net investment income was decreased by $17,905 and accumulated undistributed net realized gain was increased by $17,905 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Portfolio.
As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$3,498,453
Undistributed long-term capital gains	$509,569
Net unrealized appreciation (depreciation)	$4,108,391
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of short-term capital gains and temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$37,413,077
Gross unrealized appreciation	$5,122,120
Gross unrealized depreciation	(1,014,144)
Net unrealized appreciation (depreciation)	$4,107,976
NOTE 6 — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

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The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
At December 31, 2017, the total value of securities on loan was $946,659 and the total value of collateral received was $957,726, including cash collateral of $283,294 and non-cash U.S. Government securities collateral of $674,432.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$957,726	$—	$—	$—	$957,726
Total					$957,726
The carrying amount of the liability for deposits for securities loaned at December 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1) at December 31, 2017.
NOTE 7 — LINE OF CREDIT
The Portfolio participates with other funds managed by CRM in a $50 million ($25 million committed and $25 million uncommitted) unsecured line of credit agreement with SSB, which is in effect through August 7, 2018. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2017. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2017.
NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	91,974	$2,771,477	146,259	$4,516,715
Reinvestment of distributions	9,102	281,533	211,388	6,094,326
Shares redeemed	(388,532)	(11,694,753)	(378,424)	(11,876,211)
Net decrease	(287,456)	($8,641,743)	(20,777)	($1,265,170)
At December 31, 2017, separate accounts of three insurance companies each owned more than 10% of the value of the outstanding shares of the Portfolio, aggregating 78.1%.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and board of directors
Calvert Variable Series, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP SRI Mid Cap Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc., including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 16, 2018

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FEDERAL TAX INFORMATION
As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. For the Portfolio’s fiscal 2017 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $509,569 or, if subsequently determined to be different, the net capital gain of such year.

22 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Variable Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 38 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director and President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer Elect of Calvert Investments, Inc. (October 2014 - January 2015); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr(2) 1948	Director	2016
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 1999 (Director)
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. (2) 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997). Directorships in the Last Five Years. Calvert Impact Capital, Inc.; Calvert Ventures, LLC.
Miles D. Harper, III(2) 1962	Director	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Director	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited) 23

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)
Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 38 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (3) 1960	Vice President, Secretary and Chief Legal Officer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

James F. Kirchner (3) 1967	Treasurer	2016
Vice President of CRM and officer of 38 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Corporation because of his position with the Portfolio’s Adviser and certain affiliates.
(2) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

24 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT VP SRI MID CAP PORTFOLIO
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc. (“BFDS”)) 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, Pennsylvania 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24219 12.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make immaterial changes. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) -(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2016 and December 31, 2017 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	12/31/16	%*	12/31/17	%*

Audit Fees	$41,195	0%	$38,841	0%

Audit-Related Fees	$0	0%	$0	0%

Tax Fees(1)	$6,400	0%	$6,600	0%

All Other Fees	$0	0%	$0	0%

Total	$47,595	0%	$45,441	0%
*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(1)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/16		Fiscal Year ended 12/31/17
$	%*	$	%*

$0	0%	$0	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and

Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)(1)        Registrant’s Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)    Treasurer’s Section 302 certification.
(a)(2)(ii)    President’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:    /s/ John H. Streur
John H. Streur
President

Date:    February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:    February 23, 2018

By:    /s/ John H. Streur
John H. Streur
President

Date:    February 23, 2018